EXCHANGE AGREEMENT This Exchange Agreement (this “Agreement”) is made as of the date set forth on the signature pages attached hereto (“Effective Date”), by and between Greenidge Generation Holdings Inc., a Delaware corporation (the “Company”), and the investor signatory hereto (the “Investor”). RECITALS WHEREAS, on or prior to the date hereof, the Investor has acquired certain senior notes of the Company described on the signature page of the Investor attached hereto (the “Investor Notes”) issued pursuant to that certain Indenture, dated October 13, 2021 (the “Base Indenture”), by and between the Company and Wilmington Savings Fund Society, FSB (the “Trustee”) and certain supplemental indentures with respect thereto (the “Supplemental Indentures” and, together with the Base Indenture, the “Indenture”); and WHEREAS, subject to the terms and conditions set forth herein, the Company and the Investor desire to cancel and retire such aggregate principal amount of the Investor Notes as set forth on the signature page of the Investor attached hereto (the “Investor Exchange Note Amount” and, such portion of the Investor Notes being exchanged hereunder, the “Investor Exchange Note”) in exchange for the Purchase Price (as defined below) pursuant to this Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the promises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows: AGREEMENT 1. EXCHANGE. On the date hereof, subject to the terms and conditions of this Agreement, the Investor shall, and the Company shall, exchange the Investor Exchange Note for: 1.1. One Million Nine Hundred Twenty-Five Thousand Dollars and Zero Cents ($1,925,000.00) (the “Purchase Price”); and 1.2. On the date hereof, the following transactions shall occur (such transactions in this Section 1, the “Exchange”): (a) Upon receipt of the Purchase Price in accordance with Section 1.1 (the “Payment Date”), all of the Investor’s rights under the Investor Exchange Note shall be extinguished. If the aggregate amount outstanding under the Investor Note is greater than the Investor Exchange Note (such excess amount of the Investor Note, the “Remaining Investor Note Amount”), the Investor Note shall as of the Payment Date solely represent the Remaining Investor Note Amount (the “Investor Remaining Note”). (b) On or prior to 4:00 p.m., New York City time, on May 16, 2025, the Company shall deliver the Purchase Price by wire transfer to the account set forth on the signature page of the Investor attached hereto (or otherwise delivered by the Investor in writing to the Company on or prior to the date hereof). (c) As soon as reasonably practicable on or after the date the Payment Date, the Company and the Investor shall execute and deliver to the Trustee joint irrevocable instructions, evidencing the Exchange in accordance herewith, the cancellation of the Investor Exchange Note and, if applicable, the creation of a book- entry or certification, as requested in the Trustee Joint Instruction Letter, of the Investor Remaining Note. (d) The Company and the Investor shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange or as otherwise required by the Indenture. (e) All questions as to the form of all documents and the validity and acceptance of the Investor Exchange Note will be determined by the Company, in its sole discretion, which determination shall be final and binding. Subject to the terms and conditions of this Agreement, the Investor hereby (a) waives any and all other rights with respect to the Investor Exchange Note and (b) releases and discharges the Company and its affiliates and representatives from any and all claims, actions, causes or rights, whether known or unknown, contingent or matured, that the undersigned may now have, or may have in the future, arising out of, or related to, the Investor Exchange Note. 2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants as of the date hereof to, and covenants with, the Investor as follows: 2.1. Organization and Standing. The Company is validly existing as a corporation in good standing under the laws of Delaware, has full corporate power and authority to own or lease its properties and conduct its business as presently conducted, and is duly qualified as a foreign corporation and in good standing in each jurisdiction in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries (the “Subsidiaries”), if any, individually or taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into (or entered into) in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under this Agreement. 2.2. Authorization; Corporate Power. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) equitable principles generally, including any specific performance). The Company has the requisite corporate power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder and thereunder have been taken on or prior to the date hereof. 2.3. Consents. No consent, waiver, approval or authorization of or designation, declaration or filing with any Person (as defined below) on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the consummation of any other transaction contemplated by this Agreement. For purposes of this Agreement, (i) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof; and (ii) “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing. 2.4. No Default or Violation. The execution and delivery of the Agreement and will not (i) result in a breach of or a default under any of the terms or provisions of (A) the Company’s certificate of incorporation or by-laws, or (B) any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound or (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets except in the case of clauses (i)(B) or (ii) for any such breaches, defaults or violations which would not have a Material Adverse Effect. The Company has not violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a Material Adverse Effect, and the Company has not received written notice of any such violation. 2.5. Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising in connection with the Exchange hereunder. 2.6. Absence of Litigation. Except as set forth in the reports, schedules, forms, statements and other documents required to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock, any securities of the Company or any of the Company’s officers or directors in their capacities as such, which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. 2.7. No Group. The Company acknowledges that, to the Company’s knowledge, based solely on representations and warranties made by the Investor in Section 3 of this Agreement, the Investor is acting independently in connection with this Agreement and the Exchange, and is not acting as part of a “group” as such term is defined under Section 13(d) of the Securities Act and the rules and regulations promulgated thereunder. 2.8. No Material Non-Public Information. Nothing in this Agreement, including, without limitation, the transactions contemplated hereby, constitutes material non-public information. As of the time of execution of this Agreement, the Investor is not in possession of any material, non-public information received from the Company or any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that has not been publicly disclosed. The Company shall not, and shall cause its officers, directors, employees, affiliates and agents, not to, provide the Investor with any material, non-public information regarding the Company from and after the time of execution of this Agreement without the express written consent of the Investor. To the extent that the Company delivers any material, non-public information to the Investor after the time of execution of this Agreement without the Investor’s express prior written consent, the Company hereby covenants and agrees that the Investor shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, non-public information. The Company shall not disclose the name of the Investor in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation. In addition, the Company acknowledges and agrees that, as of the time of execution of this Agreement, any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company. 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER. The Investor represents and warrants to and covenants with the Company that: 3.1. Residence. The Investor is an individual and resides in the state or province identified in the address of the Investor set forth on the Investor’s signature page. 3.2. Authority; Authorization. The Investor has full right, power, authority and capacity to enter into this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement by the Investor, this Agreement shall constitute a valid and binding obligation of the Investor, enforceable in accordance with its terms (except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) equitable principles generally, including any specific performance). 3.3. Title. The Investor owns and holds the entire right, title and interest in and to, and is the record and beneficial owner of, the Investor Exchange Note and the Investor owns the Investor Exchange Note free and clear of all Liens. The Investor has the full power and authority to vote, transfer and dispose of the Investor Exchange Note free and clear of any right or Liens. There is no restriction affecting the ability of the Investor to transfer the legal and beneficial title and ownership of the Investor Exchange Note to the Company and, as of the Payment Date, the Company will acquire legal and valid title to the Investor Exchange Note, free and clear of all Liens. Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the Investor Exchange Note.

3.4. Non-Affiliate. The Investor is not an Affiliate (as defined below) of the Company and has not been an Affiliate during the three (3) months prior to the date hereof. “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise. The Investor is acting independently in connection with this Agreement and the Exchange, and is not acting as part of a “group” as such term is defined under Section 13(d) of the Securities Act and the rules and regulations promulgated thereunder. 3.5. Information. The Investor has, in connection with its decision to enter into this Exchange, relied with respect to the Company and its affairs solely upon the Company’s filings with the SEC and the representations and warranties of the Company contained herein. 3.6. Advisors. The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the exchange of the Investor Exchange Notes constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with the Exchange. With respect to such matters, the Investor relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement. 3.7. Accredited Investor. The Investor is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), and an “institutional account” as defined in FINRA Rule 4512(c). 3.8. Non-Acquisition Covenant. The Investor represents and warrants that none of the Investor, his Affiliates, or any other Person acting on the Investor's behalf or any of his Affiliates' behalf, will, immediately following the execution of this Agreement, directly or indirectly, acquire, purchase, offer to purchase, bid for, seek to obtain, or otherwise procure, whether in the open market, through privately negotiated agreements, or otherwise, any Investor Note while such Investor Note remain outstanding under the Indenture. For purposes of this Agreement, “Affiliates” has the meaning set forth in Rule 12b-2 under the Securities Exchange Act of 1934, as amended. 4. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of electronic mail transmission if sent during the recipient’s normal business hours on a business day, or at 9:30 a.m. local time the next business day after such transmission if sent outside of the recipient’s normal business hours or on a day that is not a business day, or when so received in the case of mail or courier, and addressed as follows: If to the Company: Greenidge Generation Holdings Inc. 1159 Pittsford-Victor Road, Suite 240 Pittsford, New York 14534 Telephone: (315) 536-2359 Attention: Jordan Kovler, Chief Executive Officer E-Mail: jkovler@greenidge.com With a copy (for informational purposes only) to: Olshan Frome Wolosky LLP 1325 Avenue of the Americas, 15th Floor New York, New York 10019 Telephone: 212-451-2327 Attention: Kenneth M. Silverman E-Mail: ksilverman@olshanlaw.com If to the Investor, as set forth on the signature page of the Investor attached hereto. 5. MISCELLANEOUS. 5.1. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement. 5.2. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. 5.3. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware located in Wilmington, Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. 5.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In the event that any signature is delivered by facsimile transmission or by an e- mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof. 5.5. Fees and Expenses. Each party shall be responsible for its own fees and expenses incurred in connection with the negotiation, execution and effectuation of this Agreement and the transactions contemplated hereby. 5.6. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto. 5.7. Entire Agreement; Amendments. This Agreement and other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder. 5.8. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. 5.9. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. 5.10. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. [signature pages follow]

DATE: May 1, 2025 IN WITNESS WHEREOF, Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above. COMPANY: GREENIDGE GENERATION HOLDINGS INC. By: /s/ Jordan Kovler Name: Jordan Kovler Title: Chief Executive Officer

DATE: May 1, 2025 IN WITNESS WHEREOF, Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above. INVESTOR: By: _______________________________________ Name: Title: Name of Investor Note: GREEL (CUSIP 39531G209) Aggregate Principal Amount of Investor Note: $5,546,050.00 (221,842 shares of GREEL) Aggregate Principal Amount of Investor Exchange Note: $5,546,050.00 (221,842 shares of GREEL) Address for Notices: